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                                                                 EXHIBIT 23.1


                 CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-4030) pertaining to the Heartport, Inc. 1996 Stock Option Plan and Employee Stock Purchase Plan, of our report dated January 24, 1997, with respect to the consolidated financial statements and schedule of Heartport, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1996.


San Jose, California
March 26, 1997